EXHIBIT 99.1

                           SIGNATURES OF REPORTING PERSONS

    This Statement on Form 3 is filed by the Reporting Persons listed below.

January 2, 2019

                                        WARBURG PINCUS (CAYMAN) XII, L.P.

                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS (CAYMAN) XII GP LLC

                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS PARTNERS II
                                        (CAYMAN), L.P.

                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS (BERMUDA) PRIVATE
                                        EQUITY GP LTD.

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS LLC

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        CHARLES R. KAYE

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Steven G. Glenn, Attorney-
                                            in-Fact*

                                        JOSEPH P. LANDY

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Steven G. Glenn, Attorney-
                                            in-Fact*

*The Powers of Attorney given by each of Mr. Kaye and Mr. Landy were previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an
exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus
LLC with respect to WEX Inc.